Exhibit 99.1

NEWS RELEASE
AppFolio Acquires Advanced Artificial Intelligence Technology Provider

SANTA BARBARA, Calif., January 8, 2019 - AppFolio, Inc. (NASDAQ: APPF), a leading provider of cloud-based business software solutions in the real estate and legal markets, today announced the acquisition of Dynasty Marketplace, Inc. (Dynasty), a leading provider of advanced artificial intelligence (AI) solutions for the real estate market.

Dynasty offers advanced conversational AI solutions that automate leasing communications, replace manual tasks and help customers grow their portfolios. Dynasty’s technology is designed to enable operational efficiency in the leasing process including consistent prospect experience, lead conversion, and improved market insights.

Dynasty will continue to offer its customers advanced conversational AI solutions, including LISA, a leasing AI offering that responds to inquiries via text messages and email and manages scheduling for onsite showings. LISA integrates with a variety of property management platforms, automatically entering prospect and onsite showing information to improve efficiency and accuracy.

AppFolio believes that the acquisition of Dynasty strengthens AppFolio’s system of intelligence capabilities, with the ability to offer advanced AI services to real estate customers. As part of the acquisition, Dynasty’s team will join AppFolio, to further help develop AppFolio’s AI products and services for the real estate vertical market.

About AppFolio, Inc.
AppFolio's mission is to revolutionize vertical industry businesses by providing great software and service. Its cloud-based solutions serve customers in the real estate and legal markets. Today AppFolio’s products include property management software (AppFolio Property Manager, including the new AppFolio Property Manager Plus) and legal practice management software (MyCase). AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA.
About Dynasty Marketplace, Inc.
Dynasty was founded in 2016 in Los Angeles, CA with the goal of using advances in deep learning to build artificial intelligence solutions for the real estate vertical market.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as "anticipates," "believes," "seeks," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "could," "will," "would," or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the expected impact of the Dynasty Marketplace, Inc. acquisition on future products and services that may be offered by AppFolio.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause AppFolio's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause AppFolio's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled "Risk Factors" in AppFolio's Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 26, 2018, as well as in AppFolio's other filings with the SEC. You should read this press release with the understanding that AppFolio's actual future results may be materially different from the results expressed or implied by these forward-looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.